 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[  ]           Definitive Additional Materials
[  ]           Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

FAMILY ROOM ENTERTAINMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Family Room Entertainment Corporation
c/o Sunset-Gower Studios
1438 North Gower Street Box 68, Building 35, Suite 555, Hollywood, CA  90028
Telephone (323) 993-7310 Finance Fax (323) 993-7316
____________________________________________________________________

December 17, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Family Room Entertainment Corporation ("FMLY" or the “Company”), a New Mexico Corporation, to be held on January 24, 2008 at 9:00 A.M., local time, at FMLY Headquarters, Sunset Gower Studios, 1438 North Gower Street, Building 35, Suite 555, Hollywood, CA  90028.

At the Annual Meeting, the Stockholders will vote upon the following:

1.	Elect a Board of Directors

2.	Approval of a reverse split

3.	Change the Company’s common stock par value from $.01 to a par value of $0.001.

4.	Ratify the appointment of our independent accountants

The Company's board of directors unanimously recommends that you vote FOR the above-mentioned proposals.

I hope you will be able to attend the Meeting. However, whether or not you plan to attend the Meeting, we request that you vote with the enclosed proxy card.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call our Stockholder Relations Department or me at (323) 993-7310.

Sincerely yours,

/s/ George Furla
George Furla
Co-Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Family Room Entertainment Corporation
c/o Sunset-Gower Studios
1438 North Gower Street Box 68, Building 35, Suite 555, Hollywood, CA  90028
Telephone (323) 993-7310 Finance Fax (323) 993-7316

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held January 24, 2008.

The Annual Meeting of Stockholders of Family Room Entertainment Corporation will be Held at Sunset Gower Studios 1438 North Gower Street, Building 35, Suite 555, Hollywood, CA  90028, at 9:00 a.m., local time, to consider and act upon the following:

1.	The election of persons named in the accompanying Proxy Statement to serve as directors on the Company’s board of directors (the “Board”) and until their successors are duly elected and qualified;

2.	To approve a reverse split of the Common Stock in an exchange ratio of one newly issued share for each 200 outstanding shares of Common Stock;

3.	To approve an amendment to the Certificate of Incorporation to change the Company’s common stock par value from $.01 to a par value of $0.001.

4.	To ratify the appointment of PMB Helin Donovan, LLP, as the Company’s independent auditors for the fiscal year ending June 30, 2008; and

5.	To consider and transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2007 are enclosed herewith. Only holders of record of Common Stock at the close of business on December 7, 2007 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting.  If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted.  If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon.  Whether or not

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - continued

you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy (even after January 24, 2008 the original Meeting date) in the stamp-addressed envelope provided.

By Order of the Board of Directors

/s/ George Furla
George Furla
Co-Chairman and Chief Executive Officer

Dated: December 17, 2007

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting.  No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.

Family Room Entertainment Corporation
c/o Sunset-Gower Studios
1438 North Gower Street Box 68, Building 35, Suite 555, Hollywood, CA  90028
Telephone (323) 993-7310 Finance Fax (323) 993-7316

Proxy Statement
December 17, 2007

This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Family Room Entertainment Corporation to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting").  The approximate mailing date of this Proxy Statement is December 20, 2007.  A Proxy may be revoked at any time before it is voted at the meeting by submitting a later-dated Proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any Proxy previously given.

VOTING SECURITIES

All holders of record of the Company’s Common Stock at the close of business on December 7, 2007 are entitled to vote at the Meeting.  Each share entitles the holder to one vote.  The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

Voting of Proxies

A form of proxy for use at the Annual meeting and a return envelope for the proxy are enclosed. A shareholder may revoke the authority granted by his or her execution of a proxy at any time before the effective exercise of such proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual meeting. The Company’s Common Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the shares represented thereby will be voted in favor of the matters as set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders, and in accordance with the best judgment of the Board of Directors on any other matters which may properly come before the Annual meeting.

The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail in this Proxy Statement.  On December 7, 2007, the record date for determination of stockholders entitled to notice of and to vote at the Meeting, 1,894,763,161 shares of the Company's common stock, par value $.01 (the "Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

The attendance, in person or by proxy, of the holders of a majority of the outstanding voting shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum.  A vote of the holders of a majority of the number of outstanding shares of Common

Proxy Statement  -  Continued

Stock, present, in person or represented by proxy at the Meeting and entitled to vote at the Meeting, will be required for the approval of the amendment to the Company's certificate of incorporation (the "Certificate of Incorporation"), the election of directors, to effect a reverse split of the shares, and the election of the Company’s accountants.

Although the Company is a New Mexico corporation, under Section 2115 of the California Corporations Code, certain provisions of the California Corporation Code apply to the Company because of the residence of the Company's stockholders and the extent of its business operations and assets in California. The provisions pertaining to certain requirements of cumulative voting apply to the Company.

Stockholders have cumulative voting rights when voting for directors. Accordingly, any stockholder may multiply the number of votes he or she is entitled to vote by the number of directors to be elected and allocate votes among the candidates in any manner. However, no voting stockholder may cast cumulative votes unless the name(s) of the director candidate or candidates have been placed in nomination prior to the voting and the stockholder, prior to the voting, has given notice at the Meeting of its intention to cumulate its shares. If any one stockholder has given a notice of its intention to cumulate votes then all stockholders may cumulate their votes for director candidates in nomination. Stockholders may exercise such cumulative voting rights, either in person or by proxy after providing the proper notice.  The director nominees receiving the highest number of votes will be elected.

The Board intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Card.  If you do not wish your votes to be voted for particular nominees, please identify the exceptions in the designated place on the Proxy Card. If at the time of the Meeting one or more of the nominees have become unavailable to serve, votes represented by Proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. Directors elected at the Meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes except in regard to the election of directors. Broker non-votes will not be counted towards the tabulations of votes cast on proposals presented to the stockholders.

You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company.  If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.  Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

Proxy Statement  -  Continued

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting is necessary to approve the increase in authorized common stock.

Revocability of Proxy

If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be equally voted FOR the election of the three directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposals 1, 2, 3 and 4 as described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Meeting by filing with the Secretary of the Company at the Company's principal executive offices at Sunset-Gower Studios, 1438 North Gower Street, Box 68, Bldg 35, Suite 555, Hollywood, CA 90028, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Meeting and voting in person.

Dissenter’s Right of Appraisal

The General Corporate Law of New Mexico does not provide for dissenter’s rights of appraisal in connection with the proposed actions.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of Proxies by mail, Proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview.

When are shareholder proposals due for the 2008 Annual Meeting?

To be included in next year’s proxy statement, shareholder proposals must be submitted in writing by July 2, 2008 to: George Furla, c/o Sunset-Gower Studios, 1438 North Gower Street Box 68, Building 35, Suite 555, Hollywood, CA  90028. Shareholder proposals submitted after July 2, 2008 will not be included in the proxy statement but may be raised at the 2008 Annual Meeting. However, the persons named in the proxy card for the 2008 Annual Meeting will be allowed to use their discretionary voting authority with respect to shareholder proposals submitted after July 2, 2008 when the proposal is raised at the 2008 Annual Meeting, without any discussion of the matter in the proxy statement for that meeting.

The cost of all solicitation will be borne by the Company.

PROPOSAL 1
ELECTION OF THE BOARD

Nominees For Election as Directors

The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Management has selected three nominees of which two are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. The proxies received by the Proxy holders cannot be voted for more than three directors, and, unless otherwise instructed, the Proxy holders will vote such proxies for the nominees named below. The three candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of the Company.

If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. The Board is not aware of any circumstances that would render any nominee unavailable for election.

The following table sets forth certain information regarding the nominees for election as directors.

Name                                                                                    Age                                Executive Position Held

George Furla                        48                                  Co-Chairman, CEO and President

Randall Emmett                                                                   38                                  Co-Chairman, COO and Assistant Secretary

Anthony Cataldo                                                                55                                  Nominee

RANDALL EMMETT currently serves as Co-Chairman, COO and Assistant Secretary.  Mr. Emmett has extensive experience in the entertainment and film industry.  He began his career with Simpson/Bruckheimer Films as an Assistant to the Producer after graduating from the New York School of Visual Arts in 1994.  While at Simpson/Bruckheimer, Randall worked on film projects as “Bad Boys” and “Crimson Tide”.  Randall later worked for International Creative Management (“ICM”) as an Assistant within the Motion Picture Talent Division.  Mr. Emmett jointly formed the current production company in 1998 and is principally responsible for talent, agency relationships and has joint responsibility for concept development.

GEORGE FURLA currently serves as Co-Chairman, CEO and president.  Mr. Furla has over 18 years of business experience in entertainment and financial services.  He began his business career with Cantor Fitzgerald where he was a trader in the equity securities area.  After spending several years with Cantor Fitzgerald, George then worked for Jones and Associates for 3 years in a similar capacity.  In 1988, Mr. Furla left Jones and Associates to run a hedge fund which he established.  Mr. Furla entered the film business in 1995, financing several productions.  George jointly formed the current production company in 1998 and is principally responsible for financing arrangements, distribution and has join responsibility for concept development.  Mr. Furla is a 1982 graduate of the University of Southern California with a degree in business administration.

ANTHONY J. CATALDO, is a nominee for our board.   During the past five (5) years, Mr. Cataldo has served as non-executive chairman of the board of directors of BrandPartners Group, Inc. (OTC BB:BPTR) a provider of integrated products and services dedicated to providing financial services and traditional retail clients with turn-key environmental solutions from October 2003 through August 2006. Mr. Cataldo also served as non-executive co-chairman of the board of MultiCell Technologies, Inc. (OTC BB: MUCL) a supplier of functional, non-tumorigenic immortalized human hepatocytes from February 2005 through July 2006. Mr. Cataldo has also served as executive chairman of Calypte Biomedical Corporation (AMEX: HIV), a publicly traded biotechnology company, involved in development and sale of urine based HIV-1 screening test from May 2002 through November 2004. Prior to that, Mr. Cataldo served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC (OTC BB:SNTKY), a publicly traded technology company involved in age-related therapies.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

APPROVAL TO AFFECT A REVERSE SPLIT
OF THE COMMON STOCK

General

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize (i) a reverse split of the Company's Common Stock in an exchange ratio of one (1) newly issued share for each Two hundred (200) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share.  There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock except as recommended in Proposal 3.

If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio of one (1) New Share for each two hundred (200) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number".  The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number.

In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to the filing of the Form 10-KSB for the year ending June 30, 2008, without further stockholder approval.  Such timing and Exchange Number will be determined, in the judgment of the Board, with the intention to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate.  The Company does not have any plans to acquire or to be acquired by another company in the immediate future.  See "-- Purposes of the Reverse Split," below.

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of New Mexico, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders.  The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments, and the Company's actual and projected financial performance.

Purposes of the Reverse Split

The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing capital to support the Company's operations as well as and to increase the Company's net tangible assets. The Company does not have any plans to acquire or to be acquired by another company in the immediate future.  The Common Stock traded on the OTC from approximately $0.0146 to approximately $0.0003 from June 30, 2006 through November 30, 2007. This has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING.

Furthermore, the Company is contractually obligated to issue approximately 5.8 billion shares of Common Stock, which exceeds the amount of shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company would be in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to the exercise of options or warrants or the conversion of its 12% Convertible Stock if any such issuance would cause the Company to issue more than the current number of authorized shares of Common Stock.  A reverse split would reduce the number of the shares outstanding thus providing more shares to be available for the conversion of our convertible debt.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares.  However, shares issued in connection with the conversion of remaining debt, or for working capital would most likely dilute the value of shares held by individual shareholders.  There are no anti-dilution protections for the debt holders.  The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.  The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Certain Effects of the Reverse Split

The following table illustrates the principal effects of the Reverse Split to the 1,894,763,161 shares of Common Stock outstanding as of December 7, 2007:

			Prior to		After 1-for-200
			Reverse Stock		Reverse Stock
			Split		Split
Number of Shares

Common Stock Authorized			2,000,000,000		2,000,000,000

Common Stock Outstanding (1)			1,894,763,161		9,473,816

Available for future sale			105,236,839		1,990,526,184

Less Conversion of Convertible Debentures		Principal
Longview Fund LP	80%	$68,055.47	283,564,458	(2)	1,417,822
Longview Fund LP	$0.0005	$932,000.00	1,864,000,000	(3)	9,320,000
Longview Equity	80%	$286,276.17	1,192,817,375	(2)	5,964,087
Alpha Capital	80%	$116,648.01	486,033,375	(2)	2,430,167
Standard Resources	80%	$39,421.45	164,256,042	(2)	821,280
Ron Smith	80%	$145,000.00	604,166,667	(2)	3,020,833
Arthur Lieberman	80%	$150,000.00	625,000,000	(2)	3,125,000
George Furla	80%	$150,000.00	625,000,000	(2)	3,125,000

Sub-Total		$1,887,401.10	5,844,837,917		29,24,190

Shares available for future issuance			(5,739,601,078)		1,961,301,994

(1) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares.  Stockholders should recognize that, the Reverse Split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number (i.e. divide by 200 if the reverse is two hundred to one, as adjusted to include New Shares to be issued in lieu of fractional shares).

While a Reverse Split may result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects).  Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would be the case in the absence of the Reverse Split.

The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.  In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 200 shares).  Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.  Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

A large number of shares underlying the convertible debentures are available for future sale and the issuance and sale of these shares may depress the market price of our common stock and may cause immediate and substantial dilution to our existing stockholders.

Furthermore, the number of shares of common stock issuable upon conversion of the convertible debentures may increase if the market price of our stock declines and the sale of the increased number of shares may further adversely affect the market price of our common stock.

(2) The conversion price is eighty percent (80%) of the average of the five lowest volume weighted average prices of the common stock as reported by Bloomberg L.P. for the principal market for the twenty trading days preceding the conversion date.    Therefore assuming a market price of $0.0003 would yield a conversion price of $0.0003 x 80% = $.00024.  There is $955,401.10 in notes convertible at $.00024 or approximately 3,980,837,917 shares.

(3) The conversion price is fixed at $0.0005.  Thus a $932,000 note convertible at $0.0005 would convert into 1,864,000,000 approximate shares,

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If this amendment is approved by the Company's stockholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split.  The Board may delay affecting the Reverse Split until as late as June 30, 2008 without resoliciting stockholder approval.  The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time").  Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number.  The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates.  Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent.  No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent.  Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio.  Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split.  Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

No Dissenter's Rights

Under New Mexico law, stockholders are not entitled to dissenter's rights with respect to the proposal.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete.  It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company.  As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split.  The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore.  The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Required Vote

In accordance with the New Mexico General Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the shares represented and voting at the Meeting is required to adopt this proposal.  As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT OF THE COMPANY'S
CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE IN THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $0.01 TO A PAR VALUE OF $0.001.

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to effect change the par value of the Company's Common from $0.01 to a par value of $0.001.

Purpose of changing the par value.

Assuming a market price of the Company’s common stock of $.0003 as of December 3, 2007, there is a potential overhang of 5,844,837,917 shares of common stock that would be required to retire the existing convertible debt (see schedule in Proposal One).  These shares would be issued at below par value.  Subsequent to a 1 to 200 reverse split and assuming the common stock market price holds at a post split price of $.03, there would still be an overhang of some 29,223,190 shares.  There is the potential that putting these shares out into the market could drive the stock price below par value again.  Issuing share below par can put the Company into a negative accumulated paid in capital position.  Changing the par value to a par value of $0.001 will reduce the risk of this from happening.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

The accounting firm of PMB Helin Donovan, LLP served as the Company’s independent public auditors during the fiscal year ended June 30, 2007. A representative of PMB Helin Donovan, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders.  If a majority of the common stock present and entitled to vote at the meeting should not approve the selection of PMB Helin Donovan, LLP, the Board shall reconsider the proposal.

Audit and Related Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent certified public auditors, PMB Helin Donovan, LLP and Ham, Langston and Brezina, LLP.

	For the Year Ended June 30,
	PMB Helin Donovan, LLP	Ham, Langston & Brezina, L.L.P.
	2007	2006
Audit Fees	67,000	$60,500
Audit-Related Fees	-	$-
Tax Fees	-	$4,500
All Other Fees	-	$-
Total Fees	67,000	$65,000

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

OTHER MATTERS
BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of December 7, 2007 (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and executive officers, and (iii) all officers and directors of the Company as a group.  Except as otherwise listed below, the address of each person is c/o Sunset-Gower Studios, 1438 North Gower Street, Box 68, Bldg 35, Suite 555, Hollywood, CA  90028.

Longview Fund, LP (3)	2,147,564,458	53.1%
600 Montgomery Street 44th floor
San Francisco, CA 9411

Longview Equity Fund, LP (4)	1,192,817,375	38.6%
600 Montgomery Street 44th floor
San Francisco, CA 9411

Alpha Capital Aktiengesellschaft (5)	486,033,375	20.4%
Pradafant
9490 Furstentums
Vaduz, Liechtenstein

Standard Resources Limited (6)	164,256,042	8.0%
Room 1202, 12th floor
Des Voeux Road Central
Hong Kong

Ron Smith (7)	604,166,667	24.2%
928 North San Vincente
Penthouse 310
West Hollywood, CA 90069

Arthur Lieberman (7)	625,000,000	24.8%
6467 Enclave Way
Boca Raton, FL 33496

Director and Officers
		25.0%
George Furla	633,066,867
Randall Emmett	0	0.0%

All current directors and
excutive officers
(Group of 2)	633,066,867	25.0%
Shares Outstanding	1,894,763,161	100.0%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 7, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.  Except as pursuant to applicable community property laws, the person named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Percentage based on 1,894,763,161 shares of common stock outstanding as of December 7, 2007, plus shares underlying each shareholder’s convertible note and warrants.

(3) Longview Fund, LP is a private investment fund that is in the business of investing publicly- traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund.  The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund.  Peter T. Benz is the managing member of Viking Asset Management, LLC.  As the control person of the shares owned by Longview Fund, LP, Mr. Benz may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(4) Longview Equity Fund, LP is a private investment fund that is in the business of investing publicly-traded securities for their own accounts and is structured as a limited liability company whose members are the investors in the fund.  The General Partner of the fund is Viking Asset Management, LLC, a California limited liability company which manages the operations of the fund.  Peter T. Benz is the managing member of Viking Asset Management, LLC.  As the control person of the shares owned by Longview International Equity Fund, LP, Wayne Coleson may be viewed as the beneficial owner of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(5) Alpha Capital Aktiengesellschaft: In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, Konard Ackerman may be deemed the control person of the shares owned by such entity.  ALPHA Capital AG is a private investment fund that is owned by all it investors and managed by Mr. Ackerman.  Mr. Ackerman disclaims beneficial ownership of the shares of common stock being registered hereto.

(6) Standard Resources Limited is engaged in the business of investing in publicly-traded equity securities for its own account. Standard Resources` principal offices are located at Room 1202, 12th floor, Des Voeux Road Central, Hong Kong, Fax: (852) 2380 8150. Lin Chen Hu has voting and investment control over investments held by Standard Resources.

(7) An individual.

The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

EXECUTIVE OFFICERS

The executive officers of the Company as of December 17, 2007, are as follows:

Name                                                                            Age                                         Position

George Furla                                                                48                                           Co-Chairman, CEO and President

Randall Emmett                                                            38                                          Co-Chairman, COO and Assistant Secretary

Stanley Tepper                                                            63                                          Acting Executive VP of Finance and Accounting and CFO

RANDALL EMMETT currently serves as Co-Chairman, COO and Assistant Secretary.  Mr. Emmett has extensive experience in the entertainment and film industry.  He began his career with Simpson/Bruckheimer Films as an Assistant to the Producer after graduating from the New York School of Visual Arts in 1994.  While at Simpson/Bruckheimer, Randall worked on film projects as “Bad Boys” and “Crimson Tide”.  Randall later worked for International Creative Management (“ICM”) as an Assistant within the Motion Picture Talent Division.  Mr. Emmett jointly formed the current production company in 1998 and is principally responsible for talent, agency relationships and has joint responsibility for concept development.

GEORGE FURLA currently serves as Co-Chairman, CEO and president.  Mr. Furla has over 18 years of business experience in entertainment and financial services.  He began his business career with Cantor Fitzgerald where he was a trader in the equity securities area.  After spending several years with Cantor Fitzgerald, George then worked for Jones and Associates for 3 years in a similar capacity.  In 1988, Mr. Furla left Jones and Associates to run a hedge fund which he established.  Mr. Furla entered the film business in 1995, financing several productions.  George jointly formed the current production company in 1998 and is principally responsible for financing arrangements, distribution and has join responsibility for concept development.  Mr. Furla is a 1982 graduate of the University of Southern California with a degree in business administration.

stanley tepper- Executive of finance & accounitng/ chief financial officer:  Mr. Tepper has held senior management positions with various entities. During the period from February, 1998 through March 2000 Mr. Tepper was Controller of Operations for Time/Warner/Village Roadshow Pictures joint venture. Prior to that Mr Tepper has over 30 years of experience  as senior management in accounting and finance , principally in the entertainment industry such entities as Time/Warner/Orion Pictures joint venture,  Satori Film, ALMI Distribution/RKO Warner Theaters, and the Cannon Group, Inc. Mr. Tepper began his career with Price Waterhouse, New York.  He earned a BS degree from Southeastern University of Washington, DC with a major in accounting and minor in computer methodology

EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding compensation paid by FMLY for services rendered during the fiscal years ended June 30, 2007 and 2006, respectively, to FMLY’s Chief Executive Officer, President and Chief Financial Officer during such period.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Furla.	2007	0	0	0	0	0	0	669,825	669,825
Co-Chairman	2006	0	0	0	0	0	0	549,819	549,819
CEO & President	2005	0	0	0	0	0	0	413,758	413,758

Randall Emmett	2007	0	0	0	0	0	0	752,050	752,050
Co-Chairman	2006	0	0	0	0	0	0	722,043	722,043
COO & Assistant	2005	0	0	0	0	0	0	599,609	599,609
Secretary

Stanley Tepper	2007	0	0	0	0	0	0	36,000	36,000
Acting Executive	2006	0	0	0	0	0	0	50,000	50,000
VP of Finance %	2005	0	0	0	0	0	0	35,000	35,000
Acting CFO

Outstanding Equity Awards at Fiscal Year-end

The following table sets forth certain   summary   information   regarding outstanding equity awards as of June 30, 2007 to the Company's Chief Executive Officer, Chief Strategy Officer and most highly paid executive officers during such period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
George Furla.	o	o	o	o	o	o	o	o	o
Randall Enmmett	o	o	o	o	o	o	o	o	o
Stanley Tepper	o	o	o	o	o	o	o	o	o

Compensation of Directors

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Furla	0	0	0	0	0	0	0
Randall Emmett	0	0	0	0	0	0	0

DIRECTOR AND COMMITTEE COMPENSATION

Directors are not compensated.

Committees of the Board

All proceedings of the two member board of directors for the year ended June 30, 2007 were conducted by resolutions consented to in writing by either one or both directors and filed with the minutes of the proceedings. We currently do not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter.  Since there are only two directors, our board of directors does not believe that it is necessary to set up such committees because it believes that the functions of such committees are already being adequately performed by the board of directors and these committees would be the same two board members in any case.

Code of Ethics for Chief Executive Officer and Senior Financial Officers

On May 21, 2004, the Board of Directors of the Company adopted the Code of Ethics for Chief Executive Officer and Senior Financial Officers which was filed with the June 2004 Form 10KSB Exhibit 33.1.

Certain Relationships and Related Transactions

On a majority of the projects FMLY undertakes, FMLY’s chief executive officer and chief operating officer have contractual arrangements with FMLY that provide for their compensation base to be between 25% to 30% for George Furla and between 25% to 33% for Randall Emmett, of the net producers fees/contingent compensation earned by the Company.  Net producers’ fees are gross fees less approved direct costs incurred and/or contingent compensation earned from net profits and royalties by FMLY in providing the underlying services.  During the year ended June 30, 2007, these executive officers received compensation totaling $1,421,875 under these contractual arrangements.  The compensation is materially reflected in the cost of the related film project and is ultimately recognized as operating cost-amortization of film costs in the statement of operations.  During the year ended June 30, 2006, these executive officers received compensation totaling $1,271,862 under these contractual arrangements.

During the fiscal year ending June 30, 2007, FMLY received payments under certain agreements, in relation to producer fees, for certain of FMLY’s affiliations with third party film producers/financiers.  Through June 30, 2007, FMLY paid to George Furla $669,825 and Randall Emmett $752,050.

During the fiscal year ending June 30, 2006, FMLY received payments under certain agreements, in relation to producer fees, for certain of FMLY’s affiliations with third party film producers/financiers.  Through June 30, 2006, FMLY paid to George Furla $549,819 and Randall Emmett $722,043.

FMLY contracted Stanley Tepper, as the acting Executive VP Finance and Accounting/CFO through, AGS Inc., business financial entertainment accounting production service consulting company.  AGS, Inc., received contracted consulting fees for the year ended June 30, 2007 and 2006 of $156,565 and $106,466 respectively.  Out of these funds Mr. Tepper received $36,000 and $50,000 for the year ended June 30, 2007 and 2006 respectively for arranged consultation of AGSI, Inc.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the FMLY’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of FMLY.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish FMLY with copies of all Section 16(a) forms they file.

To the best of FMLY’s knowledge, based solely on it review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended June 30, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

ANNUAL REPORT ON FORM 10-KSB

The Company filed an Annual Report on Form 10-KSB with the SEC on or about October 15, 2007.  A copy of the Form 10-KSB for the fiscal year ended June 30, 2007, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.  The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Stockholders may obtain an additional copy of this report, without charge, by writing to Stanley Tepper, Secretary of the Company, at the Company’s principal executive offices located at c/o Sunset-Gower Studios, 1438 North Gower Street, Box 68, Bldg 35, Suite 555, Hollywood, CA  90028.

When are shareholder proposals due for the 2008 Annual Meeting?

To be included in next year’s proxy statement, shareholder proposals must be submitted in writing by July 2, 2008 to: George Furla, c/o Sunset-Gower Studios, 1438 North Gower Street Box 68, Building 35, Suite 555, Hollywood, CA  90028. Shareholder proposals submitted after July 2, 2008 will not be included in the proxy statement but may be raised at the 2008 Annual Meeting. However, the persons named in the proxy card for the 2008 Annual Meeting will be allowed to use their discretionary voting authority with respect to shareholder proposals submitted after July 2, 2008 when the proposal is raised at the 2008 Annual Meeting, without any discussion of the matter in the proxy statement for that meeting.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors

/s/
George Furla
Chief Executive Officer

Dated:  December 17, 2007

THE BOARD OF DIRECTORS OF
FAMILY ROOM ENTERTAINMENT CORPORATION

Dated: December 17, 2007

FAMILY ROOM ENTERTAINMENT CORPORATION - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Furla jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders  (the "Annual Meeting") of Family Room Entertainment Corporation (the “Company”) to be held on January 24, 2008 at 9:00 A.M. local time, at c/o Sunset-Gower Studios, 1438 North Gower Street, Box 68, Bldg 35, Suite 555, Hollywood, CA  90028, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A “VOTE FOR” PROPOSALS 1, 2, 3 and 4

1.           ELECTION OF DIRECTORS:

Nominees: George Furla, Randall Emmett and Anthony J. Cataldo.

[  ]  VOTE FOR ALL NOMINEES ABOVE                                                                                             [  ]  VOTE WITHHELD FROM ALL NOMINEES

               (Except as withheld in the space below)

Instruction:  To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

2.           APPROVAL TO EFFECT A REVERSE SPLIT OF COMMON STOCK

To approve a reverse split of the Common Stock in an exchange ratio of one (1) newly issued share for each two hundred (200) outstanding shares of Common Stock with the par value being at $ .001 per share;

[  ]  VOTE FOR                                [  ]  VOTE AGAINST                                           [  ]  ABSTAIN

3.           APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A CHANGE IN THE COMPANY’S PAR VALUE FROM $0.01 TO A PAR VALUE OF $0.001.

To approve an amendment to the Certificate of Incorporation in order to effect a change in the Company’s par value from $0.01 to a par value or $0.001.

[  ]  VOTE FOR                                [  ]  VOTE AGAINST                                           [  ]  ABSTAIN

__________________________________________________________________________________

4.           RATIFICATION OF AUDITORS:

Ratification and approval of the selection PMB Helin Donovan, LLP of as independent auditors for the fiscal year ending June 30, 2008.

[  ]  VOTE FOR                                [  ]  VOTE AGAINST                                           [  ]  ABSTAIN

__________________________________________________________________________________

(PLEASE SIGN AND DATE ON REVERSE SIDE)

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, 2, 3 AND 4, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________, 200_

SIGNATURE OF STOCKHOLDER

PRINTED NAME OF STOCKHOLDER

TITLE (IF APPROPRIATE)

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  ☐